Power of Attorney

     Each person whose signature appears below hereby constitutes and appoints Donald R. "Scotty" Walsh and Christopher D. Olander as his attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, from such person and in each person's name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission any and all Annual Reports on Form 10-K or equivalent form (including any thereto), with all exhibits thereto and all documents in connection therewith, as well as any Form ID, Form 3, 4 or 5, or equivalent form filed under Section 16 of the Securities Exchange Act of 1934, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Name                                 Title                          Date
--------------------------------------------------------------------------------

                                      Chief Executive Officer  December __, 2004
----------------------------------      and Director
Donald "Scotty" Walsh


                                      Chairman of the Board    December __, 2004
----------------------------------
W. James Hindman

                                      Vice-Chairman of the     December __, 2004
----------------------------------      Board
Garnett Y. Clark, Jr.

/s/ Edgar D. Aronson                  Director                 December 2, 2004
----------------------------------
Edgar D. Aronson

                                      Director                 December __, 2004
----------------------------------
George Cox

                                      Director                 December __, 2004
----------------------------------
Eugene J. Fischer

                                      Director                 December __, 2004
----------------------------------
Robert Post

                                      President and Chief      December __, 2004
----------------------------------      Operating Officer
F. Scott Harris

                                      (N/A)                    December __, 2004
----------------------------------
Henry D. Felton